UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2022

COLLEGIUM PHARMACEUTICAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-37372	03-0416362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072
(Address and Zip Code of Principal Executive Offices)

(781) 713-3699

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 23, 2022, Collegium Pharmaceutical, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition (the “Acquisition”) of BioDelivery Sciences International, Inc. (“BDSI”), pursuant to an Agreement and Plan of Merger, dated as of February 14, 2022, by and among the Company, Bristol Acquisition Company, Inc., a wholly owned subsidiary of the Company, and BDSI. Upon completion of the Acquisition, BDSI became a wholly owned subsidiary of the Company.

The Company is filing this Amendment No. 1 to the Initial Form 8-K to include the historical financial statements of BDSI and pro forma condensed combined financial information required to be filed under Item 9.01 of Form 8-K. Except as provided herein, the disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of BDSI as of December 31, 2021 and 2020 and for each of the three years ended December 31, 2021 are attached as Exhibit 99.1 to this Current Report on Form 8-K /A and are incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements and related notes as of and for the year ended December 31, 2021, giving effect to the Acquisition, are attached as Exhibit 99.2 to this Current Report on Form 8-K /A and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Cherry Bekaert LLP

99.1	Audited consolidated financial statements for BioDelivery Sciences International, Inc. as of December 31, 2021 and 2020 and for each of the three years ended December 31, 2021 (incorporated by reference to Part II, Item 8 of BioDelivery Sciences International, Inc.’s Annual Report on Form 10-K filed on March 9, 2022 (File No. 001-31361)).

99.2	Unaudited pro forma condensed combined financial statements and related notes as of and for the year ended December 31, 2021.

104	Cover Page Interactive Data File (Formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2022	Collegium Pharmaceutical, Inc.

	By:	/s/ Colleen Tupper
Name: Colleen Tupper
Title: Executive Vice President and Chief Financial Officer